SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                   MAY 2, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                   Commission             IRS Employer
jurisdiction                     File Number            Identification
of incorporation                                        Number

Delaware                           1-3492               No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On May 2, 2000 registrant issued a press release entitled "Halliburton Pioneers Revolutionary Drilling and Intervention System," pertaining to, among other things, the announcement by registrant's business unit, Halliburton Energy Services (HES), that the trials of HES' new technology, the Anaconda Advanced Well Construction System, have successfully been completed. The system will have a major impact on the exploration, development and production of oil and gas, especially offshore, by enabling customers to find and develop isolated pockets of oil and gas.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated May 2, 2000.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    May 4, 2000                        By: /s/ Susan S. Keith
                                               -------------------------------
                                                    Susan S. Keith
                                                    Vice President and Secretary








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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 9
                           May 2, 2000
                           Incorporated by Reference










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